OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2017
Other Non-current Assets
Schedule of Other non-current assets
Other non-current assets consist of the following:

	As of December 31,
	2016	2017

Investment in film and TV series (i)	$1,854	$1,407
Prepaid office space and leasehold improvement fees (ii)	4,917	798

	$6,771	$2,205

(i)
The Group enters into agreements with other investors to invest together on certain film and TV series, which are produced by other third parties, and shares profit of the invested films and TV series based on its investment as a percentage of the total investment for a film or TV series.

(ii)
As the office spaces legal title had not been transferred to the Group, the prepaid amounts were recognized as other non-current assets as of December 31, 2016. All the prepaid office space fees as of December 31, 2016 have been transferred to property in 2017. The prepaid amounts mainly represented the prepaid platform service fee as of December 31, 2017.